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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                               SEPTEMBER 29, 2004

                                ALEXANDER'S, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

        DELAWARE                 NO. 001-06064                 NO. 51-0100517
    (State or Other               (Commission                   (IRS Employer
    Jurisdiction of              File Number)                Identification No.)
     Incorporation)

            210 ROUTE 4 EAST                                          07652
           PARAMUS, NEW JERSEY                                      (Zip Code)
(Address of Principal Executive offices)

       Registrant's telephone number, including area code: (201) 587-8541

        Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01   REGULATION FD DISCLOSURE.

         On September 29, 2004, Alexander's, Inc. issued a press release. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

         The following document is filed as an Exhibit to this report:

                99.1    Press Release, dated September 29, 2004.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ALEXANDER'S, INC.
                                            ------------------------------------
                                                     (Registrant)

                                        By: /s/ Joseph Macnow
                                            ------------------------------------
                                            Name:  Joseph Macnow
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

Date: September 29, 2004

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                                  EXHIBIT INDEX

     99.1      Press Release, dated September 29, 2004

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